UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2024

Augmedix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40890	83-3299164
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Sutter Street, Suite 1300

San Francisco, California 94104

(Address of principal executive offices, including zip code)

(888) 669-4885

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 19, 2024, Augmedix, Inc. (“Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Commure, Inc., a Delaware corporation (“Parent”), and Anderson Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as a wholly-owned subsidiary of Parent.

The Company’s board of directors (the “Board”), by unanimous vote, determined that it is in the best interests of the Company and its stockholders, and advisable, for the Company to enter into the Merger Agreement and recommended that the Company’s stockholders adopt the Merger Agreement and approve the Merger.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”) (other than shares owned by the Company, Parent or Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Merger Sub or by stockholders of the Company who have neither voted in favor of the Merger nor consented to the Merger in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such shares of Company Common Stock in accordance with Section 262 of the General Corporation Law of the State of Delaware) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $2.35, without interest (the “Per Share Price”), and subject to applicable tax withholdings.

At the Effective Time, restricted stock units granted under any of the Company Equity Plans (as defined in the Merger Agreement) (“Company RSUs”) will be treated in the following manner: (i) each outstanding Company RSU that is vested or vests at the Effective Time will be cancelled and converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such vested Company RSU, multiplied by (B) the Per Share Price, subject to applicable tax withholdings; and (ii) each outstanding Company RSU that is unvested as of the Effective Time will be cancelled and replaced with a right to receive an amount in cash, without interest, equal to the product of (A) the amount of the Per Share Price, multiplied by (B) the total number of shares of Company Common Stock subject to such unvested Company RSU, subject to applicable tax withholdings. Such cash amount will generally be subject to the same terms and conditions as applied to such unvested Company RSU immediately prior to the Effective Time, including the vesting schedule and applicable continued service conditions.

At the Effective Time, stock options (“Company Options”) or stock appreciation rights (“Company SARs”) granted under any of the Company Equity Plans will be treated in the following manner: (i) each Company Option and Company SAR that is vested or vests at the Effective Time will be cancelled and converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such vested Company Option or Company SAR, multiplied by (B) the excess, if any, of the Per Share Price over the applicable per share exercise price attributable to such Company Option or Company SAR, subject to applicable tax withholdings; (ii) each Company Option and Company SAR that is unvested as of the Effective Time will be cancelled and replaced with a right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such unvested Company Option or Company SAR, multiplied by (B) the excess, if any, of the Per Share Price over the applicable per share exercise price attributable to such Company Option or Company SAR, which cash amount will generally be subject to the same terms and conditions as applied to such unvested Company Option or Company SAR immediately prior to the Effective Time, including the vesting schedule and applicable continued service conditions; and (iii) any Company Option or Company SAR with an exercise price that is equal to or greater than the Per Share Price will be cancelled without any cash payment or other consideration being made in respect of such Company Option or Company SAR.

At the Effective Time, outstanding and unexercised warrants to purchase shares of Company Common Stock (“Company Warrants”) will be treated in accordance with the terms of the applicable Company Warrant, as follows: (i) each Company Warrant that, pursuant to the terms of such Company Warrant, shall expire or terminate as a result of the Merger (each, a “Terminated Warrant”) without consideration shall expire or terminate immediately prior to the Effective Time without any consideration payable therefor; (ii) each Company Warrant that, pursuant to the terms of such Company Warrant, requires a payment to the holder thereof and provides for deemed exercise as a result of the Merger (each, an “In-the-Money Warrant”) shall be cancelled and automatically converted into the right to receive an amount in cash calculated pursuant to the terms of such In-the-Money Warrant; and (iii) unless otherwise agreed with the holders thereof prior to the Effective Time, each Company Warrant that, pursuant to the terms of such Company Warrant, does not provide for expiration, termination or deemed exercise as a result of the Merger (each, an “Unexercised Warrant”) shall be converted into and thereafter evidence a warrant entitling the holder thereof to receive upon exercise an amount in cash calculated pursuant to the terms of such Unexercised Warrant.

The Merger Agreement contains customary covenants made by each of the Company, Parent and Merger Sub, including, among others, covenants by the Company regarding the conduct of its business prior to the closing of the Merger.

Consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including adoption of the Merger Agreement by the Company’s stockholders and the absence of any statute, rule, regulation, order, or other legal or regulatory restraint preventing, prohibiting or enjoining the consummation of the Merger. The Merger Agreement does not contain any financing condition.

Subject to the terms of the Merger Agreement, either the Company or Parent may terminate the Merger Agreement if: (A) any final order or law prohibiting the consummation of the Merger comes into effect; (B) the Effective Time has not occurred by 11:59 p.m. Eastern Time on January 21, 2025 (the “Termination Date”); or (C) the Company’s stockholders fail to adopt the Merger Agreement. Parent may terminate the Merger Agreement in certain additional limited circumstances, including where (i) the Board changes its recommendation that the Company’s stockholders vote to adopt the Merger Agreement, (ii) the Company materially breaches its representations, warranties or covenants under the Merger Agreement, or (iii) the Company and its subsidiaries or any of its directors or officers or any of its financial advisors or attorneys engaged by the Company and its subsidiaries in connection with the Merger (or any person acting at the Company’s or any of its subsidiaries’ instruction) materially breach Section 5.3 (No Solicitation) of the Merger Agreement (in each case subject to additional terms in the Merger Agreement). The Company may terminate the Merger Agreement in certain additional limited circumstances, including to allow the Company to enter into an agreement providing for an alternative acquisition transaction that constitutes a Superior Proposal (as defined in the Merger Agreement) or Parent or Merger Sub’s material breach of their representations, warranties or covenants under the Merger Agreement (in each case subject to additional terms in the Merger Agreement).

Upon termination of the Merger Agreement, under specified circumstances, including, among others, termination by the Company in order to enter into an agreement providing for a Superior Proposal (as defined in the Merger Agreement), the Company will be required to pay Parent a termination fee of $5,240,000. The Merger Agreement also provides that the Company, on the one hand, or Parent and Merger Sub, on the other hand, may specifically enforce the obligations of the other party under the Merger Agreement. The aggregate liability of Parent and Merger Sub for monetary damages for breaches of the Merger Agreement is capped at $10,480,000 plus certain reimbursement and indemnification obligations in connection with Parent’s debt financing (if any), and the Company’s liability for monetary damages for breaches of the Merger Agreement is capped at $5,240,000 plus certain expenses if Parent is required to enforce its rights to the termination fee.

The Merger Agreement contains customary representations and warranties by each of the Company, Parent and Merger Sub. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and:

●	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●	may have been qualified in the Merger Agreement by confidential disclosures that were made to the other party in connection with the negotiation of the Merger Agreement;

●	may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and

●	were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Voting Agreements

In connection with the Merger Agreement, on July 19, 2024, certain entities affiliated with Redmile Group, LLC, HINSIGHT-AUGX HOLDINGS, LLC and the Company’s chief executive officer, in each case in their capacity as stockholders of the Company, each entered into a voting and support agreement (collectively the “Voting Agreements”) with Parent and Merger Sub. Under the Voting Agreements, the applicable stockholders commit to, among other things, vote their respective shares of Company Common Stock in favor of the adoption of the Merger Agreement and against any competing transaction, subject to certain exceptions. The Voting Agreements terminate in certain circumstances, including in connection with the Company’s termination of the Merger Agreement in order to accept a Superior Proposal (as defined in the Merger Agreement). In total, the stockholders that signed the Voting Agreements hold outstanding shares of Company Common Stock representing approximately 38% of the Company’s voting power as of July 19, 2024.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, a form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On July 19, 2024, Parent and the Company issued a joint press release announcing the Merger. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the pending acquisition of the Company by Parent (the “Merger”) and the expected timing of the closing of the Merger and other statements that concern the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on the Company’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including, but not limited to: (i) the risk that the Merger may not be completed on the anticipated timeline or at all; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of required approval from the Company’s stockholders; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; (v) risks that the Merger disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (vii) risks related to diverting management’s or employees’ attention during the pendency of the Merger from the Company’s ongoing business operations; (viii) the amount of costs, fees, charges or expenses resulting from the Merger; (ix) potential litigation relating to the Merger; (x) uncertainty as to timing of completion of the Merger and the ability of each party to consummate the Merger; (xi) risks that the benefits of the Merger are not realized when or as expected; (xii) the risk that the price of the Company’s common stock may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed; and (xiii) other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), such as the risks and uncertainties described under the headings “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and in the Company’s other filings with the SEC. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement on Schedule 14A that the Company will file with the SEC relating to its special meeting of stockholders will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and/or similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition. The forward-looking statements speak only as of the date they are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The information that can be accessed through hyperlinks or website addresses included in this communication is deemed not to be incorporated in or part of this communication.

Additional Information and Where to Find It

This communication is being made in respect of the Merger. In connection with the proposed Merger, the Company will file with the SEC a proxy statement on Schedule 14A relating to its special meeting of stockholders and may file or furnish other documents with the SEC regarding the Merger. When completed, a definitive proxy statement will be mailed to the Company’s stockholders. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT REGARDING THE MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS FILED OR FURNISHED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Company’s website at ir.augmedix.com under the link “SEC Filings” or by contacting the Company’s Investor Relations department via e-mail at investors@augmedix.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023 filed with the SEC on April 29, 2024. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023 filed with the SEC on April 29, 2024, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of such participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated July 19, 2024, by and among Commure, Inc., Anderson Merger Sub, Inc. and Augmedix, Inc.*
10.1	Form of Voting and Support Agreement.
99.1	Press Release, dated July 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	All schedules to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Date: July 19, 2024	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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